Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Transition Report of Dreams, Inc. (the “Company”) on Form 10-K/T for the nine months ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dorothy Sillano, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Dorothy Sillano
Dorothy Sillano
Principal Financial Officer
March 27, 2008